EXECUTION COPY

SECOND AMENDMENT TO
THE SECOND AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT
This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT (this “Amendment”), dated as of November 19, 2015 amends the Second Amended and Restated Series 2010-6 Supplement (as amended prior to the date hereof, the “Series 2010-6 Supplement”), dated as of November 5, 2013, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2010-6 Noteholders (in such capacity, the “Series 2010-6 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2010-6 Supplement, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and (x) in connection with (i) the extension of the due date for any repayment of principal of any Note or (ii) the modification of any applicable amount of Enhancement, each affected Noteholder and (y) in connection with certain other amendments, the Required Noteholders of a Series of Notes;
WHEREAS, pursuant to Section 11.11 of the Series 2010-6 Supplement, (x) the Series 2010-6 Supplement may be amended in accordance with Section 12.2 of the Base Indenture and (y) the requirement contained in Section 12.2 of the Base Indenture for consent by the Required Noteholders to the amendment of the Series 2010-6 Supplement shall be satisfied upon attaining the consent of the Requisite Noteholders;
WHEREAS, the parties desire to amend the Series 2010-6 Supplement to, among other things, (x) extend the Scheduled Expiration Date, (y) replace Schedule I thereto with a new Schedule I in the form of Schedule A to this Amendment and (z) make certain changes to reflect the issuance of the Series 2015-3 Notes (as defined herein);

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WHEREAS, ABRCF has requested the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and the Series 2010-6 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder have agreed to, make the amendments described above as set forth herein;
NOW, THEREFORE, it is agreed:
1.Amendment of Definitions. (a) The following defined terms, as set forth in Article I(b) of the Series 2010-6 Supplement, are hereby amended and restated as follows, (i) by deleting each term thereof which is lined out and (ii) by inserting each term thereof which is double underlined:
“LIBO Rate” means, (i) the greater of 0% and (ii) (a) with respect to each day during each Eurodollar Period pertaining to a Eurodollar Tranche, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on the second London Banking Day prior to the commencement of such Eurodollar Period, as the rate for dollar deposits with a maturity comparable to the Eurodollar Period applicable to such Eurodollar Tranche, (b) other than with respect to a LIBOR Funding CP Conduit Purchaser, with respect to each day during a Series 2010-6 Interest Period the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent or any Funding Agent with respect to any Non-Conduit Purchaser, as applicable, from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) for a term of thirty (30) days at approximately 11:00 a.m. (London time) on such day, or if such day is not a London Banking Day, the immediately preceding London Banking Day or (c) with respect to a LIBOR Funding CP Conduit Purchaser and each day during a Series 2010-6 Interest Period the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by such LIBOR Funding CP Conduit Purchaser, from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) for a term of three months at approximately 11:00 a.m. (London time) on such day, or if such day is not a London Banking Day, the immediately preceding London Banking Day; provided, however, that a Non-Conduit Purchaser may in its sole discretion, but only to the extent it is in accordance with its customary practices, determine the daily LIBO Rate for a period not to exceed seven days on the first day of such period (or, if such day is not a London Banking Day, the immediately preceding London Banking Day) in accordance with the procedure set forth above; provided further that if a Funding Agent with respect to a LIBOR Funding CP Conduit Purchaser is

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for any reason unable to determine the LIBO Rate in the foregoing manner, the LIBO Rate for such day shall be the Alternate Base Rate for such day.
“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (i) the Series 2010-6 Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the sum of (a) the Series 2010-6 AESOP I Operating Lease Loan Agreement Borrowing Base and (b) the Series 2010-6 VFN Percentage of the excess, if any, of (1) the AESOP II Loan Agreement Borrowing Base over (2) the AESOP II DBRS Excluded Manufacturer Amount on such date.
“Scheduled Expiry Date” means, with respect to any Purchaser Group, November 30, 2017 , as such date may be extended in accordance with Section 2.6(b).
“Series 2010-6 DBRS Below Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 37.75% and (b) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).
“Series 2010-6 DBRS Below Investment Grade Program Enhancement Rate” means, as of any date of determination, 37.50%.
“Series 2010-6 DBRS Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 27.50% and (b) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).
“Series 2010-6 DBRS Investment Grade Program Enhancement Rate” means, as of any date of determination, 14.50%.
“Series 2010-6 Incremental Enhancement Amount” means, as of any date of determination, the sum of:
(i)    the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of the immediately preceding Business Day over the Series 2010-6 Maximum Non-Program Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Non-Program Vehicles (other than (i)

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Unaccepted Program Vehicles and (ii) Vehicles subject to a Manufacturer Program with a Specified Eligible Non-Program Manufacturer) leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) the Series 2010-6 Maximum Non-Program Vehicle Percentage of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
(ii)    the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
(iii)    the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Isuzu or Subaru, individually, and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Individual Isuzu/Subaru Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Isuzu or Subaru, individually, and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Isuzu or Subaru, individually, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
(iv)    the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Hyundai Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value

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of all Vehicles manufactured by Hyundai and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Hyundai and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 20% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
(v)    the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Suzuki and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 7.5% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
(vi)    the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Kia Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
(vii)    the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the Specified States Amount as of the immediately preceding Business Day over the Series 2010-6 Maximum Specified States Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma, and Nebraska

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and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 7.5% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;
(viii)    the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2010-6 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 3% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and
(ix)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles leased under the Leases as of the immediately preceding Business Day that were used vehicles at the time of their acquisition over the Series 2010-6 Maximum Used Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day that were used vehicles at the time of their acquisition and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day that were used vehicles at the time of their acquisition over (B) 5% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day~~;~~.
“Series 2010-6 Maximum Used Vehicle Amount” means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.
“Series 2010-6 Overcollateralization Amount” means the excess, if any, of (x) the sum of (a) the Series 2010-6 AESOP I Operating Lease Loan Agreement Borrowing

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Base as of such date and (b) the Series 2010-6 VFN Percentage of the excess, if any, of (1) the AESOP II Loan Agreement Borrowing Base over (2) the AESOP II DBRS Excluded Manufacturer Amount as of such date over (y) the Series 2010-6 Invested Amount as of such date.
“Series 2010-6 Required AESOP I Operating Lease Vehicle Amount” means, as of any date of determination, the sum of (A) the excess, if any, of (x) the sum of the Series 2010-6 Required Overcollateralization Amount and the Series 2010-6 Invested Amount as of such date over (y) the Series 2010-6 VFN Percentage of the excess, if any, of (i) the AESOP II Loan Agreement Borrowing Base as of such date over (ii) the AESOP II DBRS Excluded Manufacturer Amount as of such date and (B) if an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee (other than a third-party Permitted Sublessee) has occurred on or prior to such date, the Contingent Monthly Funding Costs Shortfall as of the immediately preceding Distribution Date.
“Series 2010-6 Standard & Poor’s Enhancement Amount” means, as of any date of determination, the sum of (i) the excess of (A) the result of (x) the Series 2010-6 Invested Amount as of such date divided by (y) 100% minus the Series 2010-6 Standard & Poor’s Enhancement Percentage as of such date over (B) the Series 2010-6 Invested Amount as of such date, (ii) the Series 2010-6 Incremental Enhancement Amount, as of such date, (iii) the excess, if any of (x) the Standard & Poor’s Excluded Receivable Amount over (y) the DBRS Excluded Manufacturer Amount as of such date and (iv) the Series 2010-6 VFN Percentage of the excess, if any, of (x) the AESOP II Standard & Poor’s Excluded Receivable Amount over (y) the AESOP II DBRS Excluded Manufacturer Amount as of such date.
(b)    Article (I)(b) of the Series 2010-6 Supplement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“Series 2010-6 VFN Percentage” means, as of any date, the percentage equivalent of a fraction the numerator of which is the sum of the Series 2010-6 Invested Amount and the Series 2010-6 Overcollateralization Amount as of such date and the denominator of which is the sum of the Series 2010-6 Invested Amount, the Series 2010-6 Overcollateralization Amount, the Series 2015-3 Invested Amount and the Series 2015-3 Overcollateralization Amount as of such date.
“Series 2015-3 Invested Amount” has the meaning assigned thereto in the Series 2015-3 Supplement.
“Series 2015-3 Notes” has the meaning assigned thereto in the Series 2015-3 Supplement.
“Series 2015-3 Overcollateralization Amount” has the meaning assigned thereto in the Series 2015-3 Supplement.
“Series 2015-3 Supplement” means the Series 2015-3 Supplement, dated as of November 19, 2015, among ABRCF, the Administrator, the Administrative Agent, the

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Non-Conduit Purchasers, CP Conduit Purchasers, APA Banks and Funding Agents party thereto, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2015-3 Agent, as amended, restated, modified or supplemented from time to time in accordance with its terms.
2.Amendment to Section 2.3(a). Section 2.3(a) of the Series 2010-6 Supplement is hereby amended and restated as follows, by inserting each term thereof which is double underlined:
(a) Subject to Section 2.3(c), (i) on the Series 2010-6 Closing Date, each Non-Conduit Purchaser purchased, and each CP Conduit Purchaser and/or APA Bank agreed to purchase, a Series 2010-6 Note, and each Purchaser Group funded the initial invested amount (the “Series 2010-6 Initial Invested Amount”), in each case, in accordance with the Original Series 2010-6 Supplement and (ii) on any Business Day during the period from the Effective Date to and including the Expiry Date with respect to a Purchaser Group, in the case of a Non-Conduit Purchaser Group, the Related Non-Conduit Purchaser hereby agrees, or in the case of a CP Conduit Purchaser Group, the CP Conduit Purchaser in such CP Conduit Purchaser Group may agree, in its sole discretion, and each APA Bank with respect to such CP Conduit Purchaser hereby agrees that the Purchaser Group Invested Amount with respect to such Purchaser Group may be increased by an amount equal to its APA Bank Percentage of the Commitment Percentage with respect to such Purchaser Group of the Increase Amount (an “Increase”), upon the request of ABRCF (each date on which an increase in the Series 2010-6 Invested Amount occurs hereunder being herein referred to as the “Increase Date” applicable to such Increase); provided, however, that ABRCF shall have given the Administrative Agent (with a copy to the Trustee) irrevocable (other than as specified in Section 2.3(e)) written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of Exhibit B together with a calculation (including of the components thereof) in a form reasonably acceptable to the Administrative Agent of the sum of (i) the Series 2010-6 AESOP I Operating Loan Agreement Borrowing Base and (ii) the Series 2010-6 VFN Percentage of the excess, if any, of (x) the AESOP II Loan Agreement Borrowing Base over (y) the AESOP II DBRS Excluded Manufacturer Amount on the date of such notice (provided that such calculation shall not be required with respect to any notice of Increase delivered prior to December 1, 2013), of such request no later than 3:00 p.m. (New York City time) on (A) with respect to a Deferrable Increase Notice, the third Business Day prior to such Increase Date or (B) with respect to a Non-Deferrable Increase Notice, the second Business Day prior to such Increase Date. Such notice shall state (x) the Increase Date, (y) the proposed amount of the increase in the Series 2010-6 Invested Amount (an “Increase Amount”) and (z) whether a Delayed Funding Notice may be delivered in connection with such Increase pursuant to Section 2.3(e). The Commitment Percentage with respect to any Purchaser Group of the Increase Amount set forth in any Non-Deferrable Increase Notice shall not exceed such Purchaser Group’s Non-Deferrable Draw Amount as of the related Increase Date.

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3.Amendment to Section 3.2(d). Section 3.2(d) of the Series 2010-6 Supplement is hereby amended and restated as follows, by inserting each term thereof which is double underlined:
(d) Allocations of Collections after the Occurrence of an Event of Bankruptcy. After the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee (other than a third-party Permitted Sublessee), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2010-6 Deposit Date, all amounts deposited into the Collection Account as set forth below:
(i)    allocate to the Series 2010-6 Collection Account an amount equal to the sum of (A) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement, (B) the Series 2010-6 VFN Percentage of the aggregate amount of Interest Collections made under the AESOP II Loan Agreement and (C) any Series 2010-6 Interest Rate Cap Proceeds received by the Trustee on such day. All such amounts allocated to the Series 2010-6 Collection Account shall be further allocated to the Series 2010-6 Accrued Interest Account; and
(ii)    allocate to the Series 2010-6 Collection Account an amount equal to the sum of (A) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement and (B) the Series 2010-6 VFN Percentage of the aggregate amount of Principal Collections made under the AESOP II Loan Agreement, which amount shall be used to make principal payments in respect of the Series 2010-6 Notes until the Series 2010-6 Notes have been paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2010-6 Notes, Series 2010-6 Interest Rate Cap Proceeds and other amounts available pursuant to Section 3.3 to pay Series 2010-6 Senior Monthly Interest and the Commitment Fees on the next succeeding Distribution Date will be less than the Series 2010-6 Senior Monthly Interest and Commitment Fees for the Series 2010-6 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2010-6 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2010-6 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2010-6 Enhancement Amount to the Series 2010-6 Accrued Interest Account to be treated as Interest Collections on such Distribution Date; provided further that if, after giving effect to any allocation on such Series 2010-6 Deposit Date, the Monthly Total Principal Allocation for the Related Month would exceed the sum of (x) the Series 2010-6 Invested Amount on such date and (y) any insufficiency described in the

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preceding proviso, then such excess shall be allocated to the Series 2010-6 Reserve Account.
4.Amendment to Article IV. Article IV of the Series 2010-6 Supplement is hereby amended by (x) adding the following clause (o) to such section and (y) amending and restating the final paragraph as follows, by inserting each term thereof which is double underlined:
(o)    an Amortization Event shall have occurred with respect to the Series 2015-3 Notes.
In the case of any event described in clause (j), (k), (l), (m) or (o) above, an Amortization Event shall have occurred with respect to the Series 2010-6 Notes only if either the Trustee or the Requisite Noteholders declare that an Amortization Event has occurred. In the case of an event described in clause (a), (b), (c), (d), (e), (f), (g), (h), (i) or (n) an Amortization Event with respect to the Series 2010-6 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2010-6 Noteholders, immediately upon the occurrence of such event. Amortization Events with respect to the Series 2010-6 Notes described in clause (a), (b), (c), (d), (e), (f), (g), (h), (i) or (n) may be waived with the written consent of the Purchaser Groups having Commitment Percentages aggregating 100%. Amortization Events with respect to the Series 2010-6 Notes described in clause (j), (k), (l), (m) or (o) above, above may be waived in accordance with Section 9.5 of the Base Indenture.
5.Amendment to Section 11.1(h). Section 11.1(h) of the Series 2010-6 Supplement is hereby amended and restated as follows, by inserting each term thereof which is double underlined:
(h) Notwithstanding any other provision of this Supplement to the contrary, (i) any Non-Conduit Purchaser, any APA Bank or any Program Support Provider may at any time pledge or grant a security interest in all or any portion of its rights under its Series 2010-6 Note and this Supplement to secure obligations of such Non-Conduit Purchaser, such APA Bank or such Program Support Provider to a Federal Reserve Bank or other central bank and (ii) any CP Conduit Purchaser may at any time pledge or grant a security interest in all or any portion of its rights under the Series 2010-6 Note held by its Funding Agent to any collateral trustee in order to comply with Rule 3a-7 under the Investment Company Act or otherwise to secure obligations of such CP Conduit Purchaser under its Commercial Paper, in each case without notice to or consent of the Administrative Agent, the Issuer or the Administrator; provided that no such pledge or grant of a security interest shall release a Non-Conduit Purchaser, a CP Conduit Purchaser or an APA Bank from any of its obligations hereunder or substitute any such pledgee or grantee for such Non-Conduit Purchaser, such CP Purchaser or such APA Bank as a party hereto.
6.Amendment to Section 11.19. The notice information of the Administrative Agent set forth in Section 11.19 is hereby amended and restated by replacing such information with the following:

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JPMorgan Chase Bank, N.A.
c/o JPMorgan Securities LLC
10 South Dearborn - 13th Floor
Chicago, IL 60670
Attention: Asset-Backed Finance
Fax (312) 732-1844

7.Amendment to Section 11.20(a). Clause (ii) of Section 11.20(a) of the Series 2010-6 Supplement is hereby amended and restated as follows, by inserting each term thereof which is double underlined:
(ii) (x) such Person’s financial advisors and other professional advisors (y) in the case of a CP Conduit Purchaser (or any administrative agent on its behalf), any collateral trustee appointed by such CP Conduit Purchaser in order to comply with Rule 3a-7 under the Investment Company Act, in each case who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.20;
8.Amendment to Section 11.21(b). Section 11.21(b) of the Series 2010-6 Supplement is hereby amended and restated as follows, (i) by deleting each term thereof which is lined out and (ii) by inserting each term thereof which is double underlined:
(b)    ABRCF shall promptly provide to the Administrative Agent a copy of the financial information and any other materials required to be delivered to ABRCF pursuant to Section 31.5(i) and (ii) under the Leases. The Administrative Agent shall provide copies of all such information and other materials furnished to it by ABRCF pursuant to this Section 11.21 to each Funding Agent and each Non-Conduit Purchaser.
9.Amendment of Schedule I. Schedule I of the 2010-6 Supplement is hereby deleted in its entirety and substituted with Schedule I, as it appears in Schedule A hereto.
10.Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2010-6 Agent) hereby authorize and direct the Trustee and Series 2010-6 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.
11.This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2010-6 Supplement.
12.This Amendment shall become effective on the date (the “2015 Extension Amendment Effective Date”) that is the later of (a) the date hereof or (b) the first date on which each of the following have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) each Non-Conduit Purchaser and each Funding Agent shall have received a copy of a letter, in form and substance satisfactory

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to such Non-Conduit Purchaser or Funding Agent, from DBRS stating that the long-term rating of at least “A” has been assigned by DBRS to the Series 2010-6 Notes, (iii) each Non-Conduit Purchaser and each Funding Agent shall have received a copy of a letter, in form and substance satisfactory to such Non-Conduit Purchaser and Funding Agent, from DBRS, and ABRCF and the Trustee shall have received a copy of a letter from Moody’s, in each case stating that this Amendment to the Series 2010-6 Supplement will not result in a reduction or withdrawal of the rating (in effect immediately before the effectiveness of this Amendment) of any outstanding Series of Notes with respect to which it is a Rating Agency, (iv) each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Amendment, (v) all certificates and opinions of counsel required under the Base Indenture or by the Series 2010-6 Noteholders shall have been delivered to the Trustee and the Series 2010-6 Noteholders, as applicable, (vi) ABRCF shall have issued and directed the Trustee to authenticate, and the Trustee shall have authenticated, a Series 2010-6 Note in the name of each Non-Conduit Purchaser and each Funding Agent with respect to each Purchaser Group in an amount equal to the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group (after giving effect to the effectiveness of this Amendment), and shall have delivered such Series 2010-6 Note to such Non-Conduit Purchaser or Funding Agent, as applicable, (vii) the Purchaser Group Supplement between The Royal Bank of Scotland plc and the Purchaser Group of which Royal Bank of Canada is a member shall have been executed and delivered and all transactions contemplated thereby shall have been consummated, (viii) the Series 2015-3 Supplement shall have been executed and delivered by the parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived, (ix) each Purchaser Group shall have been paid all amounts due to it pursuant to Section 15 hereof and (x) the Administrative Agent and each Purchaser Group shall have received payment of any fees payable to it in connection with this Amendment.
13.Pursuant to Section 2.6(c) of the Series 2010-6 Supplement, ABRCF hereby reduces the Series 2010-6 Maximum Invested Amount to an amount equal to the aggregate of the Maximum Purchaser Group Invested Amounts set forth on Schedule I as amended and restated pursuant to this Amendment; provided that such decrease shall be made on a non-pro rata basis as reflected on Schedule I as amended and restated pursuant to this Amendment, and each Purchaser Group whose Maximum Purchaser Group Invested Amount is decreased to $0 shall be deemed to have assigned its Commitment pursuant to Section 15 hereof and shall no longer be a party to the Series 2010-6 Supplement. Each Purchaser Group by its execution of this Amendment hereby consents to the transactions effected by this Section 13.
14.Each Purchaser Group, by its execution of this Amendment, hereby acknowledges and consents to an increase on the 2015 Extension Amendment Effective Date of its Maximum Purchaser Group Invested Amount pursuant to Section 2.6(a) of the Series 2010-6 Supplement to the extent that such Maximum Purchaser Group Invested Amount is increased in accordance with the amendment and restatement of Schedule I pursuant to this Amendment.
15.On the 2015 Extension Amendment Effective Date, each Non-Conduit Purchaser and each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect

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to such CP Conduit Purchaser shall be deemed hereby to make or accept, as applicable, an assignment and assumption of a portion of the Series 2010-6 Invested Amount, as directed by the Administrative Agent, with the result being that after giving effect thereto, the Purchaser Group Invested Amount with respect to each such Purchaser Group shall equal the product of (x) Series 2010-6 Invested Amount on the 2015 Extension Amendment Effective Date and (y) the Commitment Percentage of such Purchaser Group on the 2015 Extension Amendment Effective Date after giving effect to the effectiveness of this Amendment and the changes in the Maximum Purchaser Group Invested Amounts made hereby and in furtherance hereof. No Purchaser Group shall be required to make any assignment of any portion of its Purchaser Group Invested Amount unless such assigning Purchaser Group shall receive in cash an amount equal to the reduction in its Purchaser Group Invested Amount.
16.From and after the 2015 Extension Amendment Effective Date, all references to the Series 2010-6 Supplement shall be deemed to be references to the Series 2010-6 Supplement as amended hereby.
17.This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
18.THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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Schedule A to Second Amendment

SCHEDULE I TO SECOND AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT
CP Conduit Purchaser Groups

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Conduit Type	Purchased Percentage
1.	Liberty Street Funding LLC	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$200,000,000	Pooled Funding Conduit Purchaser	11.11%
2.	Chariot Funding LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$325,000,000	LIBOR Funding Conduit Purchaser	18.06%
3.	Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	Credit Agricole Corporate and Investment Bank	100%	$225,000,000	Pooled Funding Conduit Purchaser	12.50%
4.	Charta, LLC	Citibank, N.A.	Citibank, N.A.	100%	$0	n/a	0%
5.	Versailles Assets LLC	Versailles Assets LLC	Natixis, New York Branch	100%	$100,000,000	Pooled Funding Conduit Purchaser	5.56%
6.	Victory Receivables Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	100%	$150,000,000	Pooled Funding Conduit Purchaser	8.33%

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	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Conduit Type	Purchased Percentage
7.	Fairway Finance Company, LLC	Bank of Montreal	BMO Capital Markets Corp.	100%	$125,000,000	Pooled Funding Conduit Purchaser	6.94%
8.	Gresham Receivables (No. 28) Limited	Gresham Receivables (No. 28) Limited	Lloyds Bank plc	100%	$100,000,000	Pooled Funding Conduit Purchaser	5.56%
9.	Thunder Bay Funding, LLC	Royal Bank of Canada	Royal Bank of Canada	100%	$200,000,000	Pooled Funding Conduit Purchaser	11.11%

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Non-Conduit Purchasers

	Non-Conduit Purchaser	Maximum Purchaser Group Invested Amount	Purchased Percentage
1.	Bank of America, National Association	$225,000,000	12.50%
2.	Deutsche Bank AG, New York Branch	$0	0%
3.	Royal Bank of Canada	$0	0%
4.	The Royal Bank of Scotland plc	$0	0%
5.	Barclays Bank PLC	$0	0%
6.	SunTrust Bank	$150,000,000	8.33%

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer
By: /s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Senior Vice President and Treasurer

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2010-6 Agent
By: /s/ David H. Hill
Name: David H. Hill
Title: Vice President

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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JPMORGAN CHASE BANK, N.A., as Administrative Agent
By: /s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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AGREED, ACKNOWLEDGED AND CONSENTED:

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement
By: /s/ Jill A Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement
By: /s/ Norman Last
Name: Norman Last
Title: Managing Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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CHARTA, LLC (as successor to Charta Corporation), as a CP Conduit Purchaser under the Series 2010-6 Supplement
By: Citibank, N.A., as Attorney-in-fact
By: /s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CITIBANK, N.A., as APA Bank under the Series 2010-6 Supplement
By: /s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CITIBANK, N.A., as a Funding Agent under the Series 2010-6 Supplement
By: /s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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CHARIOT FUNDING LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement
By: JPMorgan Chase Bank, its Attorney-in-fact
By: /s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as a Funding Agent under the Series 2010-6 Supplement
By: JPMorgan Chase Bank, its Attorney-in-fact
By: /s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as an APA Bank under the Series 2010-6 Supplement
By: JPMorgan Chase Bank, its Attorney-in-fact
By: /s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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DEUTSCHE BANK AG, NEW YORK BRANCH, as a Non-Conduit Purchaser under the Series 2010-6 Supplement

By: /s/ Joseph McElroy
Name: Joseph McElroy
Title: Director

By: /s/ Katherine Bologna
Name: Katherine Bologna
Title: Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement
By: /s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director
By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement
By: /s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director
By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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THE ROYAL BANK OF SCOTLAND PLC, as a Non-Conduit Purchaser under the Series 2010-6 Supplement by: RBS Securities Inc., as agent

By: /s/ Jeffrey J. Orr
Name: Jeffrey J. Orr
Title: Managing Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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BANK OF AMERICA, NATIONAL ASSOCIATION, as a Non-Conduit Purchaser under the Series 2010-6 Supplement
By: /s/ Nina Austin
Name: Nina Austin
Title: Vice President

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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ROYAL BANK OF CANADA, as a Non-Conduit Purchaser under the Series 2010-6 Supplement
By: /s/ Thomas C. Dean Name: Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

By: /s/ Austin J. Meier Name: Austin J. Meier
Name: Austin J. Meier
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as CP Conduit Purchaser under the Series 2010-6 Supplement
By: Royal Bank of Canada, as Attorney-in-fact
By: /s/ Thomas C. Dean Name: Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement
By: /s/ Thomas C. Dean Name: Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

By: /s/ Austin J. Meier Name: Austin J. Meier
Name: Austin J. Meier
Title: Authorized Signatory

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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BARCLAYS BANK PLC, as a Non-Conduit Purchaser under the Series 2010-6 Supplement
By: /s/ John McCarthy Name: John McCarthy
Name: John McCarthy
Title: Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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VERSAILLES ASSETS LLC, as a CP Conduit Purchaser and an APA Bank under the Series 2010-6 Supplement by: Global Securitization Services, LLC, its Manager
By: /s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Senior Vice President

NATIXIS, NEW YORK BRANCH, as a Funding Agent under the Series 2010-6 Supplement
By: /s/ Terrence Gregersen
Name: Terrence Gregersen
Title: Executive Director
By: /s/ David S. Bondy
Name: David S. Bondy
Title: Managing Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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VICTORY RECEIVABLES CORPORATION, as CP Conduit Purchaser under the 2010-6 Supplement
By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Funding Agent under the Series 2010-6 Supplement
By: /s/ Devang Sodha
Name: Devang Sodha
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an APA Bank under the Series 2010-6 Supplement
By: /s/ George Stoecklein
Name: George Stoecklein
Title: Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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SUNTRUST BANK as a Non-Conduit Purchaser under the Series 2010-6 Supplement
By: /s/ David Hufnagel
Name: David Hufnagel
Title: Vice President

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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BANK OF MONTREAL, as an APA Bank under the Series 2010-6 Supplement
By: /s/ Christopher L. Clark
Name: Christopher L. Clark
Title: Vice President

FAIRWAY FINANCE COMPANY, LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement
By: /s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President

BMO CAPITAL MARKETS CORP., as Funding Agent under the Series 2010-6 Supplement
By: /s/ John Pappano
Name: John Pappano
Title: Managing Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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GRESHAM RECEIVABLES (NO. 28) LIMITED, as an APA Bank under the Series 2010-6 Supplement
By: /s/ Shane Hollywood
Name: Shane Hollywood
Title: Director

GRESHAM RECEIVABLES (NO. 28) LIMITED, as a CP Conduit Purchaser under the Series 2010-6 Supplement
By: /s/ Shane Hollywood
Name: Shane Hollywood
Title: Director

LLOYDS BANK PLC, as Funding Agent under the Series 2010-6 Supplement
By: /s/ Thomas Spary
Name: Thomas Spary
Title: Director

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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AVIS BUDGET CAR RENTAL, LLC, as Administrator
By: /s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Senior Vice President and Treasurer

Signature Page to Second Amendment to the Second A&R Series 2010-6 Supplement

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